SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                              PHARMOS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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|_|  Fee paid previously with preliminary materials:

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|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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________________________________________________________________________________

                               PHARMOS CORPORATION
                         99 Wood Avenue South, Suite 311
                                Iselin, NJ 08830
                                 (732) 452-9556

                     --------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                     --------------------------------------

      NOTICE IS HEREBY GIVEN, that the Annual Meeting of the Stockholders of Pharmos Corporation (the "Company") will be held at 10:00 AM. on June 30, 2004 at the Sheraton at Woodbridge Place, 515 Route One South, Iselin, New Jersey, 08830 (i) to elect two Class I directors to serve for a three-year term until the 2007 annual meeting of the stockholders; (ii) to increase the number of authorized shares of the Company's Common Stock to 150,000,000 shares; (iii) to amend the Company's 2000 Stock Option Plan; (iv) to ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending December 31, 2004; and (v) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on May 17, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

      If you do not expect to be personally present at the Meeting, but wish your stock to be voted for the business to be transacted thereat, the Board of Directors requests that you fill in, sign and date the enclosed proxy and promptly return it by mail in the postage paid envelope provided or vote electronically or by telephone by 11:59 PM Eastern time the day prior to the Meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Haim Aviv, Ph.D.
                                       Chairman of the Board

May 26, 2004

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY VOTE ELECTRONICALLY OR BY TELEPHONE; DIRECTIONS FOR ELECTRONIC OR TELEPHONE VOTING ARE INCLUDED ON THE ENCLOSED PROXY.

                               PHARMOS CORPORATION
                         99 Wood Avenue South, Suite 311
                                Iselin, NJ 08830
                                 (732) 452-9556

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 30, 2004

                                  INTRODUCTION

      The Meeting is being called to elect two Class I members of the Board of Directors, to increase the number of authorized shares of the Company's Common Stock to 150,000,000 shares, to amend the Company's 2000 Stock Option Plan, and to ratify the appointment of PricewaterhouseCoopers LLP as the Company's auditors for the fiscal year ending December 31, 2004. The Meeting will be open for the transaction of such other business as may properly come before it, although, as of the date of this proxy statement, management does not know of any other business that will come before the Meeting. If any other matters do come before the Meeting, the persons named in the enclosed form of proxy are expected to vote said proxy in accordance with their judgment on such matters.

      This proxy statement and the accompanying proxy card are first being mailed on or about May 26, 2004 to stockholders of record as of May 17, 2004. A copy of the Annual Report for the fiscal year ended December 31, 2003, which includes audited financial statements, is also included.

      The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors, and the Company will bear the entire cost of such solicitation. There will be no solicitation of proxies other than by mail or personal solicitation by officers and employees of the Company, and no compensation will be paid to directors, officers or employees of the Company in connection with such services. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed for reasonable expenses incurred by them. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by filing with the Secretary of the
Company: (i) a duly executed proxy bearing a later date; or (ii) a written instrument revoking the proxy; (iii) voting electronically or by telephone until 11:59 PM Eastern Time on the day prior to the date of the Meeting; or (iv) by attending the Meeting and voting in person. In the event that a stockholder casts more than one proxy vote, electronically or otherwise, the latest vote received will be the vote that will be recorded.

      The presence, in person or by proxy, of the holders of one-third of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Votes withheld from any nominee for election as a director, abstentions and broker "non-votes" are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

      The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote at the Meeting, and votes withheld will not be counted toward the achievement of a plurality. Approval of the amendment to the Company's Articles of Incorporation to increase the number of shares of authorized Common Stock requires the affirmative vote of a majority of the shares entitled to vote at the Meeting. On all other matters being submitted to the stockholders, the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on such matter is required for approval. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present and voting on each matter. Broker non-votes are not considered for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of votes from which the majority is calculated.

      All materials filed by Pharmos with the Securities and Exchange Commission can be obtained at the Commission's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or through the SEC's website at www.sec.gov. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.


                                VOTING SECURITIES

      The Board of Directors has fixed the close of business on May 17, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

      As of May 17, 2004, the outstanding capital stock of the Company consisted of [___________________] shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share of Common Stock held by him or her at the close of business on the record date.

      The shares for which the accompanying proxy is solicited will be voted in accordance with the directions given, provided that the proxy is executed and returned by the stockholder prior to the Meeting.

      The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of May 10, 2004, except as set forth in the footnotes, by (i) each person who was known by the Company to own beneficially more than 5% of any class of the Company's Stock, (ii) each of the Company's Directors and executive officers, and (iii) all current Directors and executive officers of the Company as a group. Except as otherwise noted, each person listed below has sole voting and dispositive power with respect to the shares listed next to such person's name.

                                                   Amount of Beneficial    Percentage of
Name and Address of Beneficial Owner                    Ownership            Total (1)
------------------------------------                    ---------            ---------
Haim Aviv, Ph.D. (2)
Kiryat Weizmann
Rehovot 76326, Israel                                   1,635,383               1.8%

David Schlachet (3)
BioCom (Management) Limited
40 Einstein Street, Ramat Aviv Tower
Tel Aviv 69102 Israel                                      67,500                 *

Mony Ben Dor (3)
BioCom (Management) Limited
40 Einstein Street, Ramat Aviv Tower
Tel Aviv 69102 Israel                                      51,250                 *

Georges Anthony Marcel, M.D., Ph.D. (3)
TMC Development
9, Rue de Magdebourg
75116 Paris France                                         60,000                 *

Elkan R. Gamzu, Ph.D. (3)
EnERGetics
199 Wells Avenue, Suite 302
Newton, MA 02459                                           51,250                 *

Lawrence F. Marshall, M.D (3)
P.O. Box 1242
Rancho Santa Fe, CA 92067                                  18,125                 *

Gad Riesenfeld (4)
Pharmos Corporation
99 Wood Avenue South, Suite 311
Iselin, NJ 08830                                          374,733                 *

Alon Michal (5)
Kiryat Weizmann
Rehovot 76326, Israel                                      32,500                 *

All Directors and Executive Officers as a group
(8 persons)(6)                                          2,290,741              2.6%

----------
*     Indicates ownership of less than 1%.

(1) Based on 87,950,878 shares of Common Stock outstanding, plus each individual's currently exercisable warrants or options. Assumes that no other individual will exercise any warrants and/or options.

(2) Consists of 749,132 shares of Common Stock and currently exercisable options and warrants to purchase 886,251 shares of Common Stock.

(3) Consists of currently exercisable options and warrants to purchase Common Stock.

(4) Consists of 7,650 shares of Common Stock and currently exercisable options and warrants to purchase 367,083 shares of Common Stock.

(5)   Consists of currently exercisable options to purchase Common Stock.

(6) Consists of 756,782 shares of Common Stock and 1,533,959 exercisable warrants and options held by the directors and executive officers.

                         ITEM 1 - ELECTION OF DIRECTORS

      Our board consists of six directors and is divided into three classes. The current term of the Class I directors, David Schlachet and Georges Anthony Marcel, will expire at this year's annual meeting; the current term of the Class II directors, Elkan Gamzu and Lawrence F. Marshall, will expire at the 2005 annual meeting; and the current term of the Class III directors, Haim Aviv and Mony Ben Dor, will expire at the 2006 annual meeting. Following the expiration of the current term for each class, such class will stand for election to a new three-year term.

      Both of the current Class I directors, David Schlachet and Georges Anthony Marcel, have been nominated to stand for re-election at the meeting to new three-year terms as Class I directors of the Company.

      The election of directors requires the affirmative vote of a plurality of shares cast of Common Stock voting together present or represented at a meeting at which a quorum (one-third (1/3) of the outstanding shares of Common Stock) is present or represented. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. It is the intention of the persons named in the accompanying proxy form to vote FOR the re-election of the two current Class I directors, David Schlachet and Georges Anthony Marcel, each to serve a new three-year term as Class I director of the Company, unless authority to do so is withheld. Proxies cannot be voted for a greater number of persons than the nominees named. In the event that either or both of the two nominees for Class I director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy form have the right to use their discretion to vote for a substitute.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE TWO CLASS I DIRECTOR NOMINEES.

      The following table sets forth the name, age and position of each director and executive officer:

Name                                  Age     Position
----                                  ---     --------

Haim Aviv, Ph.D.                      64      Chairman, Chief Executive Officer,
                                              Chief Scientist

David Schlachet                       58      Director

Mony Ben Dor                          58      Director

Georges Anthony Marcel, M.D., Ph.D.   63      Director

Elkan R. Gamzu, Ph.D.                 61      Director

Lawrence F. Marshall, M.D.            60      Director

Gad Riesenfeld, Ph.D.                 60      President, Chief Operating Officer

Alon Michal                           35      Interim Chief Financial Officer

Haim Aviv, Ph.D., has been Chairman, Chief Executive Officer, Chief Scientist and a Director of the Company since its inception. In 1990, he co-founded Pharmos Corporation, a New York corporation ("Old Pharmos"), which merged into the Company in October 1992 (the "Merger"). Dr. Aviv also served as Chairman, Chief Executive Officer, Chief Scientist and a Director of Old Pharmos prior to the Merger. Dr. Aviv was the co-founder in 1980 of Bio-Technology General Corp. ("BTG"), a publicly-traded company engaged in the development of products using recombinant DNA, its General Manager and Chief Scientist from 1980 to 1985, and a Director and Senior Scientific Consultant until August 1993. Prior to that time, Dr. Aviv was a professor of molecular biology at the Weizmann Institute of Science. Dr. Aviv is the principal stockholder of Avitek Ltd. Avitek Ltd. is a stockholder of the Company. Dr. Aviv is also an officer and/or significant stockholder of several privately held Israeli biopharmaceutical and venture capital companies. Dr. Aviv is a member of the Board of Directors of Ben Gurion

University at Beer-Sheva, Israel and Yeda Ltd. at the Weizmann Institute, Rehovot, Israel. Dr. Aviv holds a Ph.D. from the Weizmann Institute of Science.

David Schlachet, a Director of the Company since December 1994, served as the Chairman of Elite Industries Ltd. from July 1997 until June 2000. From January 1996 to June 1997, Mr. Schlachet served as the Vice President of the Strauss Group and Chief Executive Officer of Strauss Holdings Ltd, one of Israel's largest privately owned food manufacturers. He was Vice President of Finance and Administration at the Weizmann Institute of Science in Rehovot, Israel from 1990 to December 1995, and was responsible for the Institute's administration and financial activities, including personnel, budget and finance, funding, investments, acquisitions and collaboration with the industrial and business communities. From 1989 to 1990, Mr. Schlachet was President and Chief Executive Officer of YEDA Research and Development Co. Ltd., a marketing and licensing company at the Weizmann Institute of Science. Mr. Schlachet currently serves as Chairman of Harel Capital Markets (Israeli broker, underwriter and asset management firm) and as a Director of Israel Discount Bank Ltd., Hapoalim Capital Markets Ltd, Teldor Ltd. (software and computer company), Proseed Ltd., a Venture Capital investment company, Compugen Ltd. and Taya Investment Company Ltd., and also serves as Managing Partner in Biocom, a V.C. Fund in the field of Life Science.

Mony Ben Dor, a director of the Company since September 1997, has been managing partner of Biocom, a V.C Fund in the field of Life Science since April 2000. Prior to that he was Vice President of the Israel Corporation Ltd. from May 1997, and Chairman of two publicly traded subsidiaries: H.L. Finance and Leasing and Albany Bonded International Trade. He was also a Director of a number of subsidiary companies such as Israel Chemicals Ltd., Zim Shipping Lines, and Tower Semi Conductors. From 1992-1997 Mr. Ben Dor was Vice President of Business Development for Clal Industries Limited, which is one of the leading investment groups in Israel. He was actively involved in the acquisition of pharmaceutical companies, including Pharmaceutical Resources Inc., Finetech Ltd. and BioDar Ltd. He served as a director representing Clal Industries in all of the acquired companies as well as other companies of Clal Industries. Prior to his position at Clal Industries, Mr. Ben Dor served as Business Executive at the Eisenberg Group of companies.

Georges Anthony Marcel, M.D., Ph.D., a Director of the Company since September 1998, is President and Chairman of TMC Development S.A., a biopharmaceutical consulting firm based in Paris, France. Prior to founding TMC Development in 1992, Dr. Marcel held a number of senior executive positions in the pharmaceutical industry, including Chief Executive Officer of Amgen's French subsidiary, Vice President of Marketing for Rhone-Poulenc Sante and Director of Development for Roussel-Uclaf. Dr. Marcel is a member of the Board of Directors of Hybridon, Inc., and of the Scientific Advisory Board of the Swiss Corporation TECAN Ltd. Dr. Marcel teaches biotechnology industrial issues and European regulatory affairs at the Faculties of Pharmacy of Paris and Lille as well as at Versailles Law School. Dr. Marcel is also a member of the Gene Therapy Advisory Committee at the French Medicines Agency.

Elkan R. Gamzu, Ph.D., a Director of the Company since February 2000, is a consultant to the biotechnology and pharmaceutical industries and a Principal of the due diligence company BioPharmAnanlysis, LLC. Prior to becoming a consultant, Dr. Gamzu held a number of senior executive positions in the biotechnology and pharmaceutical industries, including President and Chief Executive Officer of Cambridge Neuroscience, Inc. from 1994 until 1998. Dr. Gamzu also served as President and Chief Operating Officer and Vice President of Development for Cambridge Neuroscience, Inc. from 1989 to 1994. Previously, Dr. Gamzu held a variety of senior positions with Warner-Lambert and Hoffmann-La Roche, Inc. In 2001 and 2002, Dr. Gamzu was part-time Interim VP, Development Product Leadership for Millennium Pharmaceuticals, Inc. Dr. Gamzu is a member of the Board of Directors of three other biotechnology companies: the publicly traded XTL Biopharmaceuticals Ltd. and the privately held biotechnology companies Neurotech S.A. of Paris, France and Hypnion, Inc. of Worcester, MA. He recently joined the Board of Clal Biotechnology Industries, Ltd., an Isreal-based Holding Company.

Lawrence F. Marshall, M.D., a Director of the Company since June 2002 and an internationally recognized neurosurgeon and opinion leader in the field, is currently Professor and Chair of the Division of Neurological Surgery at the University of California, San Diego Medical Center. Dr. Marshall's 30-year career as a scientist and neurosurgeon has been at the forefront in the search for new and better treatment measures to improve patient outcome. He has been principal investigator or co-investigator in over two dozen preclinical and clinical trials primarily relating to head and spinal cord injury, including projects funded by the National Institutes of Health, the Insurance Institute for Highway Safety, and several large pharmaceutical companies. Results of research undertaken by Dr. Marshall, which cover a wide range of issues related to TBI and other conditions of the brain, have been published in dozens of scientific journals. Among the numerous board, committee, editorial and other positions Dr. Marshall has held or holds are board and committee memberships with the American Brain Injury Consortium, the National Head Injury Foundation, the American Association of Neurological Surgeons and the Congress of Neurological Surgeons. Dr. Marshall is the recipient of many distinguished medical prizes and awards.

Gad Riesenfeld, Ph.D., was named President in February 1997, and has served as Chief Operating Officer since March 1995. He served as Executive Vice President from December 1994 to February 1997, Vice President of Corporate Development and General Manager of Florida Operations from October 1992 to December 1994, and was employed by Pharmos from March 1992 until the Merger. Prior thereto, he was engaged in a variety of pharmaceutical and biotechnology business activities relating to the commercialization of intellectual property, primarily in the pharmaceutical and medical fields. From March 1990 through May 1991 Dr. Riesenfeld was a Managing Director of Kamapharm Ltd., a private company specializing in human blood products. Prior thereto, from May 1986, he was Managing Director of Galisar Ltd., a pharmaceutical company involved in extracorporeal blood therapy. Dr. Riesenfeld holds a Ph.D. from the Hebrew University of Jerusalem and held a scientist position, as a post doctorate, at the Cedars Sinai Medical Center in Los Angeles, California.

Alon Michal became Interim Chief Financial Officer in May 2004, and has served as Vice President Finance & Operations of our subsidiary, Pharmos Limited, since January 2003. He joined Pharmos Limited in January 2000, serving as Controller until December 2000 and as Director of Operations and Controller between January 2001 and December 2002. Prior to joining our company, Mr. Michal served as Finance Manager for IDC Middle East, Inc., a high-tech and pharmaceutical industries design and construction management company, between August 1997 and December 1999. Mr. Michal is a certified public accountant, and holds an M.B.A from the School of Management of Ben-Gurion University and a B.A in Business Management and Accountancy from the College of Management, Tel Aviv.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

      During the 2003 fiscal year, the Board of Directors met seven times and acted by unanimous written consent four times. Each person who served as a director in 2003 attended in excess of 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during 2003 and (ii) the total number of meetings held during 2003 by each committee of the Board of Directors on which such director served, except for Dr. Marshall, who attended five of the seven meetings of the full Board, and Dr. Gamzu, who did not attend the meeting of the Compensation and Stock Option Committee.

      The Board has a standing Compensation and Stock Option Committee, Governance and Nominating Committee and Audit Committee.

      The Compensation and Stock Option Committee is primarily responsible for reviewing the compensation arrangements for the Company's executive officers, including the Chief Executive Officer, and for administering the Company's stock option plans. Members of the Compensation and Stock Option Committee are Messrs. Ben Dor, Gamzu and Marshall. In 2003, the Compensation and Stock Option Committee met once and acted by unanimous written consent twice.

      The Governance and Nominating Committee, created by the Board in February 2004, assists the Board in identifying qualified individuals to become directors, determines the composition of the Board and its committees, monitors the process to assess Board effectiveness and helps develop and implement the Company's corporate governance guidelines. The members of the Governance and Nominating Committee are Messrs. Ben Dor, Marcel and Schlachet, each of whom is "independent" under Rule 10A-3 of the Securities Exchange Act of 1934 and applicable Nasdaq rules.

      The Audit Committee is primarily responsible for overseeing the services performed by the Company's independent auditors and evaluating the Company's accounting policies and its system of internal controls. Consistent with the Nasdaq audit committee structure and membership requirements, the Audit Committee is comprised of three members: Messrs. Gamzu, Marcel and Schlachet, all of whom are independent directors.

While more than one member of the Company's Audit Committee qualifies as an "audit committee financial expert" under Item 401(h) of Regulation S-K, Mr. David Schlachet, the Committee chairperson, is the designated audit committee financial expert. Mr. Schlachet is considered "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. In 2003, the Audit Committee met four times and acted by unanimous written consent once.

      The Compensation and Stock Option Committee, Governance and Nominating Committee and Audit Committee operate under written charters adopted by the Board. These charters are attached as Appendices A, B and C hereto, and are also available on our website at www.pharmoscorp.com. Click "Investors" and "Corporate Governance."

                            INDEPENDENCE OF DIRECTORS

      The Board has determined that except for Dr. Haim Aviv, the Chairman of the Board and Chief Executive Officer of the Company, each of our remaining five
(5) directors - Mony Ben Dor, Elkan Gamzu, Georges Anthony Marcel, Lawrence Marshall and David Schlachet - is an "independent director" in that he does not have any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is not in any relationship specified in Nasdaq Rule 4200(a)(15) that precludes a determination of independence.

                   EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS

      In accordance with Nasdaq Rule 4250(c)(2), the independent directors of the Board have regularly scheduled meetings in executive session, at which only the independent directors are present (together with counsel, if requested by the independent directors), at least twice a year in conjunction with regularly scheduled Board meetings, and more frequently whenever deemed desirable or appropriate or whenever the full Board has a meeting.

                           DIRECTOR NOMINATION PROCESS

      The Board has established a Governance and Nominating Committee as described above. The Committee may identify potential board candidates from a variety of sources, including recommendations from current directors or management, recommendations of security holders or any other source the Committee deems appropriate. The Committee may also engage a search firm or consultant to assist it in identifying, screening and evaluating potential candidates. The Committee has been given sole authority to retain and terminate any such search firm or consultant.

      In considering candidates for the Board, the Committee evaluates the entirety of each candidate's credentials. The Committee considers, among other things: (i) business or other relevant experience; (ii) expertise, skills and knowledge; (iii) integrity and reputation; (iv) the extent to which the candidate will enhance the objective of having directors with diverse viewpoints, backgrounds, expertise, skills and experience; (v) willingness and ability to commit sufficient time to Board responsibilities; and (vi) qualification to serve on specialized board committees--such as the Audit Committee or Compensation and Stock Option Committee.

      Our stockholders may recommend potential director candidates by following the procedure described below. The Governance and Nominating Committee will evaluate recommendations from stockholders in the same manner that it evaluates recommendations from other sources.

      If you wish to recommend a potential director candidate for consideration by the Committee, please send your recommendation to Pharmos Corporation, 99 Wood Avenue South, Suite 311, Iselin, NJ 08830, Attention: Corporate Secretary. Any notice relating to candidates for election at the 2005 annual meeting must be received by January 24, 2005. You should use first class, certified mail in order to ensure the receipt of your recommendation.

      Any recommendation must include (i) your name and address and a list of the shares of our company that you own; (ii) the name, age, business address and residence address of the proposed candidate; (iii) the principal occupation or employment of the proposed candidate over the preceding ten years and the person's educational background; (iv) a statement as to why you believe such person should be considered as a potential candidate; (v) a description of any affiliation between you and the person you are recommending; and (vi) the consent of the proposed candidate to your submitting him or her as a potential candidate. You should note that the foregoing process relates only to bringing potential candidates to the attention of the Governance and Nominating Committee. This process will not give you the right to directly propose a nominee at any meeting of stockholders.

                   COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Pharmos has adopted a procedure to enable our stockholders to communicate in writing with our Board, with committees of the Board or with any individual director or directors. Stockholders may send communications directly to: Pharmos Corporation, 99 Wood Avenue South, Suite 311, Iselin, New Jersey 08830,
Attention: Corporate Secretary. Such communications will be screened for appropriateness before notifying the members of the Board or committee, as the case may be, of receipt of a communication and forwarding it to the appropriate person or persons.

      Please note that the foregoing procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding. For information concerning stockholder proposals, see "Stockholders' Proposals For 2005 Annual Meeting of Stockholders."

                 POLICY REGARDING DIRECTOR ATTENDANCE AT ANNUAL
                             STOCKHOLDERS' MEETINGS

      The Board has adopted a policy encouraging directors to attend the Company's Annual Meeting of Stockholders, whether or not a Board meeting is scheduled for the same date of the Annual Meeting. To incentivize such attendance, the Company will pay its directors $1,500 for attending an Annual Meeting on a date when no Board meeting is separately scheduled (and if a Board meeting is scheduled for such date, the $1,500 per meeting fee will cover attendance at both the Annual Meeting and the Board meeting).

                             AUDIT COMMITTEE REPORT*

      The Audit Committee is directly responsible for, among other things, the appointment, compensation, retention and oversight of the Company's independent auditors. Additionally, the Audit Committee must preapprove all audit and non-audit services performed by the Company's independent auditors. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company's independent auditors, PricewaterhouseCoopers LLP, are responsible for auditing those financial statements. However, the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. Rather, we rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

      The Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

2. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

3. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP their independence from the Company. When considering PricewaterhouseCoopers LLP's independence, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining their independence. The Audit Committee also has reviewed, among other things, the amount of fees paid to PricewaterhouseCoopers LLP for audit and non-audit services.

4. Based on the reviews and discussions referred to in paragraphs (1) through
(3) above, the Audit Committee recommended to the Company's Board of Directors the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2003, which was filed with the Securities and Exchange Commission on March 15, 2004.

                                 Submitted by the Members of the Audit Committee

                                 David Schlachet
                                 Elkan Gamzu, Ph.D.
                                 Georges Anthony Marcel, M.D., Ph.D.

----------
* The material in this report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

                           SUMMARY COMPENSATION TABLE

                                Annual Compensation                          Long Term Compensation
                                -------------------                          ----------------------
                                                                                           Stock
Name/                                                                         Restricted   Underlying
Principal Position              Year    Salary      Bonus       Other         Stock        Options
------------------              ----    ------      -----       -----         -----        -------

Haim Aviv, Ph.D                 2003    $281,400    $ 50,000    $ 21,928(1)                 187,500
Chairman, Chief Executive       2002    $289,459    $100,000    $ 19,833(1)                 150,000
   Officer, Chief Scientist     2001    $268,000    $ 80,000    $  2,844(2)                 100,000

Gad Riesenfeld, Ph.D            2003    $234,965    $ 40,000    $ 60,743(3)                 125,000
President and Chief             2002    $255,157    $ 80,000    $ 74,924(3)                 100,000
   Operating Officer            2001    $209,790    $ 42,000    $ 56,556(3)                  50,000

Robert W. Cook (4)              2003    $222,264    $ 37,500    $ 24,608(1)                 100,000
Executive Vice President        2002    $222,264    $ 75,000    $ 15,338(1)                  80,000
   and Chief Financial          2001    $198,450    $ 40,000    $ 15,338(1)                  40,000
   Officer

(1)   Consists of contributions to insurance premiums and car allowance.

(2)   Consists of car allowance and car expenses.

(3) Consists of housing allowance, contributions to insurance premiums, car allowance and car expenses.

(4) Mr. Cook resigned his employment as Executive Vice President and Chief Financial Officer of Pharmos effective April 23, 2004. He served as a paid consultant to the Company between April 23, 2004 and May 22, 2004, and will continue to serve as an unpaid consultant until December 31, 2004.

      The following tables set forth information with respect to the named executive officers concerning the grant, repricing and exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

               OPTION GRANTS FOR THE YEAR ENDED DECEMBER 31, 2003:

                         Common Stock    % of Total
                         Underlying      Options        Exercise
                         Options         Granted to     Price         Expiration
                         Granted         Employees      per Share     Date
                         -------         ---------      ---------     ----

Haim Aviv, Ph.D.         187,500         24.4%          $1.02         February 18, 2013

Gad Riesenfeld, Ph.D.    125,000         16.3%          $1.02         February 18, 2013

Robert W. Cook           100,000         13.0%          $1.02         February 18, 2013

        AGGREGATED OPTION EXERCISES FOR THE YEAR ENDED DECEMBER 31, 2003
                   AND OPTION VALUES AS OF DECEMBER 31, 2003:

                                                         Number of                     Value of Unexercised
                                                         Unexercised Options           In-the-Money Options
                          Number of                      at December 31, 2003          at December 31, 2003
                          Shares                         --------------------          --------------------
                          Acquired on   Value
Name                      Exercise      Realized      Exercisable   Unexercisable   Exercisable   Unexercisable
----                      --------      --------      -----------   -------------   -----------   -------------

Haim Aviv, Ph.D               --              --      555,001       346,875         $635,276      $681,250

Gad Riesenfeld, Ph.D      50,000        $ 62,500      273,083       221,250         $269,978      $440,625

Robert W. Cook            40,000        $ 50,000      188,750       176,250         $199,450      $352,500

                REPORT OF COMPENSATION AND STOCK OPTION COMMITTEE

      The following report of the Compensation Committee is provided solely to the stockholders of the Company pursuant to the requirements of Schedule 14A promulgated under the Securities Exchange Act of 1934, and shall not be deemed to be "filed" with the Securities and Exchange Commission for the purpose of establishing statutory liability. This Report shall not be deemed to be incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this Proxy Statement.

General Executive Compensation Policy

      The Compensation and Stock Option Committee of the Board of Directors establishes the general compensation policies of the Company, the compensation plans and specific compensation levels for executive officers, and administers the Company's 2001 Employee Stock Purchase Plan, as well as the 2000, 1997 and 1992 Incentive and Non-Qualified Stock Option Plans. The Compensation and Stock Option Committee is composed of three independent, non-employee Directors who have no interlocking relationships as defined by the Securities and Exchange Commission other than as described below (see "Compensation Committee Interlocks and Insider Participation").

      The Compensation and Stock Option Committee, being responsible for overseeing and approving executive compensation and grants of stock options, is in a position to appropriately balance the current cash compensation considerations with the longer-range incentive-oriented growth outlook associated with stock options. The main objectives of the Company's compensation structure include rewarding individuals for their respective contributions to the Company's performance, establishing executive officers with a stake in the long-term success of the Company and providing compensation policies that will attract and retain qualified executive personnel.

      The Compensation and Stock Option Committee uses no set formulas and may accord different weight to different factors for each executive. The Committee looks toward the progress of the Company's research and development programs and its clinical programs, its ability to gain support for those programs, either internally or externally, its ability to attract, motivate and retain talented employees and its ability to secure capital sufficient for its product development to achieve rapid and effective commercialization as may be practicable.

      The Compensation and Stock Option Committee believes that the chief executive officer's (CEO) compensation should be heavily influenced by Company performance. Although Dr. Aviv's existing agreement with the Company (see "Employment/Consulting Contracts/Directors' Compensation") provides for a base level of compensation, the Committee determines the appropriate level of bonuses and increases, if any, based in large part on Company performance. The Committee also considers the salaries of CEOs of comparably-sized companies and their performance. Stock options are granted to the

CEO, as to other executives, primarily based on the executive's ability to influence the Company's long-term growth.

      The Compensation and Stock Option Committee has adopted similar policies with respect to compensation of other officers of the Company. The Committee establishes base salaries that are within the range of salaries for persons holding positions of similar responsibility at other companies. In addition, the Committee considers factors such as relative Company performance, the executive's past performance and future potential in establishing the base salaries of executive officers.

      As with the CEO, the number of options granted to the other officers is determined by the subjective evaluation of the executive's ability to influence the Company's long-term growth. All options are granted at no less than the current market price. Since the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for managers to create value for stockholders. The Committee therefore views stock options as an important component of its long-term, performance-based compensation philosophy.

Chief Executive Officer Compensation

      In light of several successful financings concluded in 2003, progress in the clinical development of dexanabinol, and a reduced level of bonuses with no salary increase in 2003 for senior management, the Compensation and Stock Option Committee in February 2004 determined to award Dr. Aviv a cash bonus for 2003 of $140,000 (up from a bonus of $50,000 for 2002 and a bonus of $100,000 for 2001), to increase the base compensation paid to him by the Company and its Israeli subsidiary by 6% to $298,284, and to grant to him under the Company's 2000 Stock Plan 200,000 Incentive Stock Options (an increase from 187,500 for 2002 and 150,000 for 2001), with 25% vesting on the first anniversary of the date of grant and the remainder vesting in twelve equal quarterly installments over the next three years, and exercisable at the fair market value of the Company's Common Stock as of the date of grant.

      The Company under Dr. Haim Aviv is continuing its progress as a drug discovery company and approaching the commercialization stages for its neuro-pharmaceutical products.

                                 Members of the Compensation and Stock
                                 Option Committee

                                 Mony Ben Dor
                                 Lawrence F. Marshall, M.D.
                                 Elkan Gamzu, Ph.D.

             EMPLOYMENT/CONSULTING CONTRACTS/DIRECTORS' COMPENSATION

      Haim Aviv, Ph.D. In April 2001, the Compensation and Stock Option Committee of the Board of Directors recommended, and the Board approved, a one-year employment/ consulting agreement for Dr. Aviv, as Chairman of the Board and Chief Executive Officer of the Company. Dr. Aviv has agreed to devote a majority of his business time to the Company and to Pharmos Ltd. The agreement provides for automatic one year renewals unless either the Company terminates the agreement at least 180 days prior to the scheduled expiration date during for the initial one year term (and 90 days for subsequent terms) or Dr. Aviv terminates the agreement at least 60 days prior to the scheduled expiration date. Dr. Aviv's base compensation for 2003 was $281,400, allocated between the Company and Pharmos Ltd., and his base salary for 2004, effective January 1, is $298,284, to be allocated between the Company and Pharmos Ltd. The Company also agreed to make available for Dr. Aviv's benefit following his death, termination of employment for disability or retirement at the age of at least 62 an amount equal to the cost of insurance premiums the Company would otherwise have incurred to obtain and maintain a "split-dollar" life insurance policy on his life (approximately $10,000 per year, accruing interest at 8% per year). In addition, the Company agreed to pay, in lieu of contributing to other benefits plans on his behalf, an amount equal to an aggregate of approximately 21% of his base compensation toward the "Management Insurance Scheme" managed by the government of Israel for members of management of Israeli companies.

      Dr. Aviv's employment agreement also provides that if his employment is terminated within one year following a "change of control," he will receive severance pay of 18 months of base salary for the then-current year, accelerated vesting of all unvested stock options and extended exercisability of all stock options until their respective expiration dates. A "change of control" involves an acquisition of at least 50% of the voting power of the Company's securities, a change in at least 51% of the composition of the current Board of Directors, or approval by the Board of Directors or stockholders of the Company of a transaction where such change of voting control or composition of the Board would occur, where the Company would be liquidated or where all or substantially all of its assets would be sold.

      If Dr. Aviv's employment is terminated by the Company, after notice, other than for a change in control, death, disability or for "cause," as defined in his employment agreement, or if he terminates his employment within one year of a change in control or otherwise for "good reason," as defined in his employment agreement, he will receive severance pay of 12 months of base salary for the then-current year, accelerated vesting of all unvested stock options and extended exercisability of all stock options until their respective expiration dates.

      The employment agreement also contains customary confidentiality and non-competition undertakings by Dr. Aviv.

      Gad Riesenfeld, Ph.D. In April 2001, the Compensation and Stock Option Committee of the Board of Directors recommended, and the Board approved, a renewable one year employment agreement for Dr. Riesenfeld, as full-time President and Chief Operating

Officer of the Company. Dr. Riesenfeld's base compensation for 2003 was $234,965, and his base salary for 2004, effective January 1, is $249,063.

      The other provisions of Dr. Riesenfeld's employment agreement relating to benefits, severance arrangements and confidentiality and non-competition obligations are substantially similar to the those included in Dr. Aviv's employment agreement, as described above, except that the Company's contribution to the "Management Insurance Scheme" on Dr. Riesenfeld's behalf is approximately 16%. In addition, the Compensation Committee and the Board of Directors in April 2001 also authorized an amendment to Dr. Riesenfeld's employment agreement to provide that if the Company hires a new Chief Executive Officer, Dr. Riesenfeld will be awarded, at the time of commencement of employment, a one-time stock option grant equal to the highest grant he received during the previous three years, in addition to his annual stock option awards. In addition, any termination by the Company within 12 months after such commencement of employment will require 180 days' prior written notice to Dr. Riesenfeld and will entitle him to severance pay equal to 12 months of base salary. In such circumstances, any resignation by Dr. Riesenfeld within 12 months thereafter, other than for "good reason" (as defined in his employment agreement) will require 90 days' prior written notice by Dr. Riesenfeld and will entitle him to 12 months of base salary. The amendment to his employment agreement also provides that Dr. Riesenfeld will act as an unpaid consultant to the Company for a one year period following any such termination or resignation.

      Robert W. Cook. Effective April 23, 2004, Mr. Cook resigned his employment as the Company's Executive Vice President and Chief Financial Officer. Under the terms of a separation agreement between the Company and Mr. Cook, he served as a paid consultant to the Company between April 23, 2004 and May 22, 2004, assisting management with transition matters and general corporate finance and administrative matters, and will continue to serve as an unpaid consultant until December 31, 2004. During the period of his paid consultancy, Mr. Cook was paid at the same base rate of compensation he was receiving immediately prior to his resignation. Upon the expiration of his paid consultancy period, Mr. Cook was paid all as then accrued but unpaid vacation pay in addition to the sum of $5,250, which represented approximately one-half of a previously agreed upon additional annual bonus payment payable to him in connection with his purchase of life insurance. Mr. Cook will retain 100% of his fully vested stock options as of December 31, 2004, will forfeit any unvested options as of that date, and must exercise all vested stock options on or prior to March 31, 2005. In addition, until March 31, 2005, Mr. Cook will be subject to certain limitations on the number of shares of the Company's common stock that he may sell in a given calendar week.

      Elkan R. Gamzu, Ph.D. In January 2000, the Company entered into a consulting agreement, which expired in January 2003, with Dr. Gamzu pursuant to which Dr. Gamzu provided certain assistance and consulting services to the Company as and when needed. The agreement provided for compensation on a per diem basis in connection with the provision of such assistance and consulting services at the rate of $3,000 per day. In 2003, the Company paid $7,500 to Dr. Gamzu pursuant to the consulting agreement.

      Georges Anthony Marcel, M.D. In June 1998, the Company entered into a consulting agreement, which expired in April 2003, with Dr. Marcel pursuant to which Dr. Marcel provided certain assistance and consulting services to the Company as and when needed. In 2003, the Company paid $15,844 to Dr. Marcel pursuant to the consulting agreement.

Drs. Gamzu and Marcel are not currently providing any consulting services to the Company and are not receiving any remuneration other than the customary fees received by all Directors of the Company.

Directors' Compensation

      In February 2004, the Board of Directors of the Company adopted a compensation policy with respect to outside members of the Board. Specifically, the board approved:

Cash Compensation:

      1) Two payments of $4,000 each per annum, the first due on January 1, and the second immediately after the earlier of the director's initial appointment to the board or election by the shareholders; and

      2) $1,500 per each board or committee meeting attended in person or by conference call; no payment for a committee meeting if it occurs on the same day as the board meeting; and

      3) $2,000 per each Audit Committee meeting attended in person or by conference call even if other meetings are held on the same day.

Stock Compensation:

      1) An initial grant of 35,000 options, awardable on the earlier of the director's initial appointment to the board or election by the shareholders; and

      2) 25,000 options annually thereafter, awardable on the earlier of the date of the director's re-election by the shareholders or the date on which a general option grant is made by the Company for its key employees and directors; and

      3) Special, one-time awards may be granted for attaining certain corporate achievements at the recommendation of the Chairman.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation and Stock Option Committee are Mony Ben Dor, Lawrence Marshall, and Elkan Gamzu. There were no interlocks on the Compensation and Stock Option Committee in 2003.

                                PERFORMANCE GRAPH

      The following graph compares the Company's cumulative stockholder's return for the five year period ended December 31, 2003 with the cumulative total return of the NASDAQ Equity Market Index and the NASDAQ Pharmaceuticals Index over the same period.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                          1998     1999      2000      2001      2002      2003
                          ----     ----      ----      ----      ----      ----

Nasdaq Composite         100.00   185.43    111.83     88.71     61.33     91.70

Nasdaq Pharmaceuticals   100.00   188.59    235.24    200.49    129.55    189.90

Pharmos Corporation      100.00   135.26    100.00    147.43     65.87    219.57

                              CERTAIN TRANSACTIONS

      In December 2001, the Company's Pharmos Ltd. subsidiary renewed a License Agreement with Herbamed, Ltd., a company controlled by Dr. Haim Aviv, the Company's Chairman and Chief Executive Officer. The License Agreement, originally entered into in May 1997, licenses to Herbamed the Company's patent rights for the oral delivery of lipophilic substances in the limited field of nutraceuticals, which include food and dietary supplements, food additives, vitamins and herbs. Under the terms of the revised License Agreement, Herbamed will pay to Pharmos Ltd. royalties of 6% on net sales of up to $20 million, 5% on net sales between $20 million and $50 million and 4% on net sales in excess of $50 million. The Company recognized royalties from Herbamed of a non-material amount during the quarter ended March 31, 2004.

      Neither the Company nor its Pharmos Ltd. subsidiary is involved in the field of nutraceuticals generally, and specifically in developing improved oral delivery of nutraceuticals. Pharmos Ltd., therefore, licensed its technology in this narrow non-pharmaceutical field of use to Herbamed as a way of seeking to benefit from a potential stream of royalty payments without having to devote any resources to the development of an application it otherwise would not have pursued. In addition, if the technology proves to be successful for the delivery of nutraceuticals, Pharmos hopes that it could be able to interest potential strategic partners in licensing the technology for pharmaceuticals applications.

      Dr. Aviv was not involved with either party in negotiating the terms of the License Agreement with Herbamed. Pharmos Ltd. concluded that the royalty rates and other terms of the License Agreement are commercially reasonable to it, and the License Agreement was ratified by the Board of the Company.

                               SECTION 16 FILINGS

      No person who, during the fiscal year ended December 31, 2003, was a director, officer or beneficial owner of more than ten percent of the Company's Common Stock (a "Reporting Person"), failed to file on a timely basis, reports required by Section 16 of the Securities Exchange Act of 1934 (the "Act") during the most recent fiscal year. The foregoing is based solely upon a review by the Company of Forms 3 and 4 during the most recent fiscal year as furnished to the Company under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any representation received by the Company from any reporting person that no Form 5 is required.

             ITEM 2 - PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK TO 150,000,000 SHARES

      The Company's Restated Articles of Incorporation, as amended, (the "Restated Articles") currently authorize the issuance of up to 110,000,000 shares of Common Stock. The Board of Directors of the Company has approved, subject to stockholder approval, an amendment (the "Amendment") to the Restated Articles to increase the number of authorized shares of Common Stock to 150,000,000. The additional authorized shares of Common Stock, if and when issued, would have the same rights and privileges as the shares of Common Stock previously authorized. A copy of the proposed amendment to the Restated Articles is set forth in Appendix D hereto.

      As of May 17, 2004, there were [____________] shares of Common Stock outstanding.

      The additional shares of Common Stock authorized by the Amendment could be issued at the direction of the Board of Directors from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in the Company's business, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. The holders of shares of Common Stock do not presently have preemptive rights to subscribe for any of the Company's securities and holders of Common Stock will not have any such rights to subscribe for the additional Common Stock proposed to be authorized. Any future issuances of authorized shares of Common Stock may be authorized by the Board of Directors without further action by the stockholders.

      Although the Board of Directors will issue Common Stock only when required or when the Board considers such issuance to be in the best interests of the Company, the issuance of additional Common Stock may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of stockholders. Furthermore, since Nevada law requires the vote of a majority of shares of each class of stock in order to approve certain mergers and reorganizations, the proposed amendment could permit the Board to issue shares to persons supportive of management's position. Such persons might then be in a position to vote to prevent a proposed business combination which is deemed unacceptable to the Board, although perceived to be desirable by some stockholders, including, potentially, a majority of stockholders. This could provide management with a means to block any majority vote which might be necessary to effect a business combination in accordance with applicable law, and could enhance the ability of Directors of the Company to retain their positions. Additionally, the presence of such additional authorized but unissued shares of Common Stock could discourage unsolicited business combination transactions which might otherwise be desirable to stockholders.

      Except for (i) shares of Common Stock reserved for issuance under the Company's stock option plans (including under the proposed amendment to the 2000 Stock Option Plan) and other non-plan stock options, (ii) shares of Common Stock reserved for issuance under the Company's 2001 Employee Stock Purchase Plan,
(iii) shares of Common Stock which the Company would be required to issue upon the exercise of outstanding warrants, and (iv) shares of Common Stock which the Company would be required to issue upon the conversion of outstanding convertible debentures, the Board of Directors has no current plans to issue additional shares of Common Stock. However, the Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the Board, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the Amendment.

      Approval of the Amendment to increase the number of authorized shares of the Company's Common Stock to 150,000,000 shares requires the affirmative vote of a majority of the shares entitled to vote at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE INCREASE OF THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK TO 150,000,000 SHARES (ITEM 2 ON THE ENCLOSED PROXY CARD).

           ITEM 3 - PROPOSAL TO AMEND THE COMPANY'S 2000 STOCK OPTION
                                      PLAN

      The Board of Directors has adopted, subject to stockholder approval, an amendment (the "Plan Amendment") to the Company's 2000 Stock Option Plan (the "2000 Plan") authorizing the issuance of an additional 2,500,000 shares under such plan, thereby increasing the aggregate number of shares issuable under such plan from 3,500,000 to 6,000,000, and, in order to allow the Company greater flexibility in creating equity-based awards and incentives for beneficiaries of the Plan, to provide for the issuance of shares of restricted stock or stock units in addition to the options previously provided for under the Plan.

      To date, options to purchase 3,440,899 shares of the Company's Common Stock have been granted under the 2000 Plan and 33,030 of such options have been exercised or terminated.

      The adoption of the Plan Amendment by the Board of Directors reflects a determination by the Board that ensuring the availability of a sufficient number of, and various types of, options and awards available for grant under the 2000 Plan is important to the Company's ongoing and continuing efforts to attract and retain key senior management personnel and increase the interest of the Company's executive officers in the Company's continuing success.

      Since the granting of options and awards under the 2000 Plan is discretionary, the Company cannot at present determine the number of options and awards that will be granted in the future to any person or group of persons or the terms of any future grant. Future option and award grants and the terms thereof will be determined by the Compensation and Stock Option Committee in accordance with the terms of the 2000 Plan.

      Set forth below is certain information concerning the 2000 Plan. A copy of the Amended and Restated 2000 Plan is attached as Appendix E hereto.

                            DESCRIPTION OF 2000 PLAN

      The purpose of the 2000 Plan is to allow employees, outside Directors and consultants of the Company and its subsidiaries to increase their proprietary interest in, and to encourage such employees to remain in the employ of, or maintain their relationship with, such entities. It is intended that options granted under the 2000 Plan will qualify either as incentive stock options under
Section 422 of the Code or as non-qualified options. Options granted under the 2000 Plan will only be exercisable for Common Stock.

      The 2000 Plan is administered by a committee appointed by the Board of Directors (the Compensation and Stock Option Committee) or by the Board itself. The Compensation and Stock Option Committee will designate the persons to receive awards or options, the number of shares subject to the options and the terms of the awards and options, including the option price and the duration of each option, subject to certain limitations.

      The maximum number of shares of Common Stock available for issuance under the 2000 Plan is currently 3,500,000 shares, subject to adjustment in the event of stock splits, stock dividends, mergers, consolidations and the like. Common Stock subject to options granted under the 2000 Plan that expire or terminate will again be available for options to be issued under the 2000 Plan.

      The price at which shares of Common Stock may be purchased upon exercise of an incentive stock option must be at least 100% of the fair market value of Common Stock on the date the option is granted (or at least 110% of fair market value in the case of a person holding more than 10% of the outstanding shares of Common Stock (a "10% Stockholder")).

      The aggregate fair market value (determined at the time the option is granted) of Common Stock with respect to which incentive stock options are exercisable for the first time in any calendar year by an optionee under the 2000 Plan or any other plan of the Company or a subsidiary, shall not exceed $100,000. The Compensation and Stock Option Committee will fix the time or times when, and the extent to which, an option is exercisable, provided that no option will be exercisable earlier than one year or later than ten years after the date of grant (or five years in the case of a 10% Stockholder). The option price is payable in cash or by check. In addition, the Board of Directors may grant a loan to an employee, pursuant to the loan provision of the 2000 Plan, for the purpose of exercising an option or may permit the option price to be paid in shares of Common Stock at the then current fair market value, as defined in the 2000 Plan.

      Subject to the terms of the 2000 Plan, the Board of Directors at its sole discretion shall determine when an option shall expire. A stock option agreement may provide for expiration prior to the end of its term in the event of the termination of the optionee's service to the Company or death or any other circumstances.

      The 2000 Plan provides that outstanding options shall vest and become immediately exercisable in the event of a "sale" of the Company, including (i) the sale of more than 75% of the voting power of the Company in a single transaction or a series of transactions, (ii) the sale of substantially all assets of the Company, (iii) approval by the stockholders of a reorganization, merger or consolidation, as a result of which the stockholders of the Company will own less than 50% of the voting power of the reorganized, merged or consolidated company.

      The Board of Directors may amend, suspend or discontinue the 2000 Plan, but it must obtain stockholder approval to (i) increase the number of shares subject to the 2000 Plan or (ii) change the designation of the class of persons eligible to receive options.

      Under current federal income tax law, the grant of incentive stock options under the 2000 Plan will not result in any taxable income to the optionee or any deduction for the Company at the time the options are granted. The optionee recognizes no gain upon the exercise of an option. However the amount by which the fair market value of Common Stock at the time the option is exercised exceeds the option price is an "item of tax preference" of the optionee, which may cause the optionee to be subject to the alternative minimum tax. If the optionee holds the shares of Common Stock received on exercise of the option at least one year from the date of exercise and two years from the date of grant, he will be taxed at the time of sale at long-term capital gains rates, if any, on the amount by which the proceeds of the sale exceed the option price. If the optionee disposes of the Common Stock before the required holding period is satisfied, ordinary income will generally be recognized in an amount equal to the excess of the fair market value of the shares of Common Stock at the date of exercise over the option price, or, if the disposition is a taxable sale or exchange, the amount of gain realized on such sale or exchange if that is less. If, as permitted by the 2000 Plan, the Board of Directors permits an optionee to exercise an option by delivering already owned shares of Common Stock valued at fair market value) the optionee will not recognize gain as a result of the payment of the option price with such already owned shares. However, if such shares were acquired pursuant to the previous exercise of an option, and were held less than one year after acquisition or less than two years from the date of grant, the exchange will constitute a disqualifying disposition resulting in immediate taxation of the gain on the already owned shares as ordinary income. It is not clear how the gain will be computed on the disposition of shares acquired by payment with already owned shares.

                      EQUITY COMPENSATION PLAN INFORMATION

      The table below provides certain information concerning our equity compensation plans as of December 31, 2003.

----------------------------------------------------------------------------------------------------------------------
                                Number of securities to be    Weighted average exercise      Number of securities
                                issued upon exercise of       price of outstanding           remaining available for
                                outstanding options,          options, warrants and rights   future issuance under
                                warrants and rights                                          equity compensation plans
                                                                                             (excluding securities
                                                                                             reflected in column (a))
Plan Category                   (a)                           (b)                            (c)
----------------------------------------------------------------------------------------------------------------------
Equity compensation plans       3,434,993                     $2.07                          1,084,039
approved by security holders
----------------------------------------------------------------------------------------------------------------------
Equity compensation plans
not approved by security
holders                         N/A                           N/A                            N/A
----------------------------------------------------------------------------------------------------------------------
Total                           3,434,993                     $2.07                          1,084,039
----------------------------------------------------------------------------------------------------------------------

      The Company from time to time engages in discussions with pharmaceutical and biotechnology companies about potential business and/or product consolidations, joint ventures, acquisitions, mergers or other business combinations. If any such transaction is ever consummated, the existence of these additional outstanding stock options under the 2000 Plan could have the effect of reducing the aggregate consideration received by existing stockholders in such transaction.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Plan Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR AMENDMENT OF THE COMPANY'S 2000 STOCK OPTION PLAN (ITEM 3 ON THE ENCLOSED PROXY CARD).

           ITEM 4 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Audit Committee has selected PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company's independent auditors for the fiscal year ending December 31, 2004, and our Board of Directors has directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting. PricewaterhouseCoopers has audited the financial statements of the Company and its predecessors for more than ten years and has advised the Company that it does not have any material financial interests in, or any connection with (other than as independent auditors, tax advisors and management consultants), the Company.

      Stockholder ratification of the selection of PricewaterhouseCoopers as the Company's independent auditors is not required by the Bylaws or otherwise. However, the Board is submitting the selection of PriceWaterhouseCoopers to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee or the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee or the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee or the Board determines that such a change would be in the best interests of the Company and its stockholders.

      PricewaterhouseCoopers is expected to be present at the meeting and will have the opportunity to make a statement, if they desire to do so, and they are expected to be available to respond to appropriate questions.

                                   AUDIT FEES

      Aggregate fees for professional services rendered by PricewaterhouseCoopers in connection with its audit of the Company's consolidated financial statements as of and for the years ended December 31, 2003, and 2002 and its reviews of the Company's unaudited condensed consolidated interim financial statements were $353,000 and $240,000, respectively.

                                    TAX FEES

      Aggregate fees for professional services rendered by PricewaterhouseCoopers in connection with its income tax compliance and related tax services for the years ended December 31, 2003, and 2002 were $80,000 and $15,000, respectively.

                                 ALL OTHER FEES

      There were no other professional services provided by PricewaterhouseCoopers to the Company during 2003 or 2002.

          POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT
                         SERVICES OF INDEPENDENT AUDITOR

      The charter of the Audit Committee requires that the Committee review and pre-approve all audit, review or attest engagements of, and non-audit services to be provided by, the independent auditor (other than with respect to the de minimis exception permitted by the Sarbanes-Oxley Act of 2002 and the SEC rules promulgated thereunder). The Audit Committee pre-approved all auditing services and permitted non-audit services rendered by PricewaterhouseCoopers in 2003.

      The pre-approval duty may be delegated to one or more designated members of the Audit Committee, with any such pre-approval reported to the Committee at its next regularly scheduled meeting. Any such designated member(s) of the Committee shall also have the authority to approve non-audit services already commenced by the independent auditor if (i) the aggregate amount of all such services provided constitutes no more than five percent (5%) of the total amount of revenues paid by the Company to the independent auditor during the fiscal year in which the services are provided, (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Committee and approved by such designated member(s) prior to the completion of the audit.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the selection of PricewaterhouseCoopers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004 (ITEM 4 ON THE ENCLOSED PROXY CARD).

               STOCKHOLDERS' PROPOSALS FOR 2005 ANNUAL MEETING OF
                                  STOCKHOLDERS

      Proposals which stockholders intend to present at the 2005 annual meeting of stockholders must be received by the Company by January 24, 2005, and must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy material for that meeting. Proposals should be sent to: Pharmos Corporation, 99 Wood Avenue South, Suite 311, Iselin, NJ 08830, Attention: President.

      If a stockholder notifies us after April 9, 2005, of an intention to present a proposal at the 2005 annual meeting of stockholders (and for any reason the proposal is voted on at the meeting), our proxy holders will have the right to exercise discretionary voting authority with respect to such proposal.

                           ANNUAL REPORT ON FORM 10-K

      Upon sending a written request to Pharmos Corporation, 99 Wood Avenue South, Suite 311, Iselin, NJ 08830, Attention: President, stockholders may obtain, free of charge, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and any amendments thereto, as filed with the Securities and Exchange Commission.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the only business which management expects to be considered at the Meeting is the election of directors, the increase of the number of authorized shares of the Company's Common Stock to 150,000,000 shares, the amendment of the Company's 2000 Stock Option Plan, and ratification of the selection of PricewaterhouseCoopers LLP as the Company's auditors. If any other matters come before the meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    HAIM AVIV, PH.D.
                                    Chairman of the Board

Dated: May 24, 2004

                                                                      APPENDIX A

                               Pharmos Corporation
                 Compensation and Stock Option Committee Charter
                                  February 2004

      Set forth below is the charter for the Compensation and Stock Option Committee (the "Committee") of the board of directors (the "board") of Pharmos Corporation (the "Company").

1. General Purpose. The general purpose of the Committee is to aid the board in discharging its responsibilities relating to the oversight of executive officer compensation.

2.    Specific Responsibilities

      2.1.  The Committee shall:

            o review and approve corporate goals and objectives relevant to the compensation of the CEO and, to the extent it deems appropriate, other executive officers;

            o     determine and approve the compensation of the CEO;

            o review and approve, or make recommendations to the board with respect to, the compensation of the Company's other executive officers;

            o review and approve, or make recommendations to the board with respect to, any incentive-compensation plan or equity-based plan for the benefit of executive officers, including but not limited to, specific grants of stock options or other equity-based benefits for such executive officers;

            o administer any incentive-compensation plan or equity-based plan for the benefit of executive officers;

            o review and approve, or make recommendations to the board with respect to, management's proposals relating to changes in base compensation, amounts of annual or special bonus payments, stock option grants or other equity-based benefits for employees or consultants who are not executive officers, as such proposals relate either to a group of such employees or consultants, taken as a whole, or as they relate to specific individuals.

            o review and approve the compensation committee report on executive compensation that is required in the Company's annual proxy statement.

      2.2. In evaluating CEO compensation, the Committee should consider: (i) the CEO's performance in light of the Company's goals and objectives relevant to such executive's compensation, (ii) competitive market data relevant to executive compensation and (iii) such other factors as the Committee deems appropriate. In addition, when evaluating the long-term incentive component of CEO compensation, the Committee should consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEO's at comparable companies, and the awards given to the Company's CEO in past years.

      2.3. In evaluating the compensation of executive officers other than the CEO, the Committee should consider the recommendation of the CEO and such other factors as the Committee deems appropriate (including, without limitation, the factors enumerated in subsection 2.2 that the Committee deems appropriate).

3.    Authority to Retain Advisors

      3.1. The Committee has sole authority to: (i) retain compensation consultants to advise with respect to director or executive officer compensation, (ii) approve the fees and other retention terms of such consultants and (iii) terminate the retention of any such consultant.

      3.2. The Committee may also retain such other advisors as it deems necessary or appropriate.

      3.3. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisors employed by the Committee.

4.    Composition and Operation of the Committee

      4.1. The Committee shall be comprised of two or more directors appointed by the board. Each member of the Committee must be "independent" within the meaning of the rules of the Nasdaq Stock Market. The Committee may appoint one member to serve as Chairman of the Committee.

      4.2. Any member of the Committee may be removed by the board, with or without cause, at any time.

      4.3. At all meetings of the Committee, a majority of the entire Committee shall be necessary and sufficient to constitute a quorum for the transaction of business.

      4.4. The vote of a majority of the Committee members present at a meeting at which a quorum is present shall be the act of the Committee. The Committee may also act by unanimous written consent as provided in the Company's by-laws or applicable Nevada law.

      4.5. The Committee may hold meetings, both regular and special, either within or without the State of Nevada. Regular meetings of the Committee may be held without notice at such time and at such place as may from time to time be determined by the Committee. Special meetings of the Committee may be called by any member of the Committee or by the Chairman of the Board. Notice for Committee meetings, when required, shall be given in the same manner as notice for a board meeting.

      4.6. Meetings of the Committee shall be presided over by the Chairman of the Committee, if any, or in the absence of a Chairman by a chairman chosen at the meeting.

      4.7. The Committee shall conduct a self-evaluation at least annually to determine whether (i) it is functioning effectively in accordance with this Charter and (ii) whether any amendments to this Charter should be proposed to the board.

      4.8.  The Committee shall record minutes of each of its meetings.

      4.9. The Committee shall make regular reports to the board on its activities. These reports may be made orally or in writing or by providing copies of relevant minutes.

      4.10. The Committee may form, and delegate any of its responsibilities to, a subcommittee so long as such subcommittee is solely comprised of members of the Committee. The requirements for action by a subcommittee shall, except as otherwise provided by act of the Committee, be the same as applicable to the Committee.

                                                                      APPENDIX B

              CHARTER OF THE GOVERNANCE AND NOMINATING COMMITTEE OF
                 THE BOARD OF DIRECTORS OF PHARMOS CORPORATION,
                              A NEVADA CORPORATION

           (Adopted by the Board of Directors as of February 12, 2004)

1. Purpose. The Governance and Nominating Committee (the "Committee") is appointed by the Board of Directors (the "Board of Directors") of Pharmos Corporation (the "Company") to (a) develop and monitor corporate governance best practices for the Board of Directors; (b) assist the Board of Directors in identifying individuals qualified to become members of the Board of Directors and members of the Board of Directors' various committees, (c) select the director nominees for each annual meeting of stockholders and the committee nominees; and (d) take such other actions within the scope of this Charter as the Committee deems necessary or appropriate.

2. Membership. The Committee will be comprised of three or more directors. All members of the Committee will be independent directors (as determined by the Board of Directors) to the extent required by the rules of the New York Stock Exchange, the Nasdaq National Market or any other exchange or market upon which the Company's shares are listed or quoted, and any applicable law. The members of the Committee will be appointed by and serve at the discretion of the Board of Directors.

3. Specific Responsibilities and Duties. The Board of Directors delegates to the Committee the express authority to:

      (a) Board Policies and Processes. Develop and recommend to the Board of Directors, policies and processes designed to provide for effective and efficient governance, including but not limited to: policies for evaluation of the Board of Directors and the chairperson; election and reelection of Board members; Board orientation and education; and succession planning for the Board chairperson and other Board members.

      (b) Board Education. Plan Board education, including new member orientation.

      (c) Board Goals and Expectations. Prepare an initial draft of annual Board goals and objectives for the Board of Directors' review and approval and periodically review and recommend to the full Board of Directors a description of expectations for Board members and the Board chairperson.

      (d) Composition of the Board of Directors. Evaluate the size and composition of the Board of Directors, develop criteria for membership on the Board of Directors, and evaluate the independence of existing and prospective directors.

      (e) Candidates. Seek and evaluate qualified individuals to become directors.

      (f) Committees. Evaluate the nature, structure and composition of other committees of the Board of Directors.

      (g) Annual Review. Take such steps as the Committee deems necessary or appropriate with respect to assessments of the performance of the Board of Directors, each other committee of the Board of Directors, and itself.

      (h) Review Charter. Review and reassess the adequacy of this Charter and make recommendations for changes to the full Board of Directors.

      (i) Other Actions. Take such other actions as may be requested or required by the Board of Directors from time to time.

      (j) Recommendations; Reports. Make recommendations and report to the Board of Directors and other committees of the Board of Directors with respect to any of the foregoing matters.

4. Search Firm. The Board of Directors delegates to the Committee the express authority to decide whether to retain a search firm to assist the Committee in identifying, screening and attracting director candidates. If the Committee decides in its discretion to retain such a firm, the Board of Directors delegates to the Committee the sole authority to retain and terminate any such firm and to approve the search firm's fees and other retention terms.

5. Meetings. The Committee will meet with such frequency, and at such times, as its Chairperson, or a majority of the Committee, determines. A special meeting of the Committee can be called by the Chairperson and will be called promptly upon the request of any two Committee members. The agenda of each meeting will be prepared by the Chairperson and circulated to each member prior to the meeting date. Unless the Committee or the Board of Directors adopts other procedures, the provisions of the Company's Bylaws applicable to meetings of the Board of Directors will govern meetings of the Committee.

6. Minutes. Minutes of each meeting will be taken and kept in the Company's minute book. The Committee will report to the Board of Directors regularly or whenever requested to do so by the Board of Directors.

7. Subcommittees. The Committee has the power to appoint subcommittees, but no subcommittee will have any final decision making authority on behalf of Board of Directors.

8. Reliance; Experts; Cooperation.

      (a) Retention of Counsel and Advisors. The Committee has the power, in its discretion, to retain at the Company's expense such counsel, advisors and experts as it deems necessary or appropriate to carry out its duties.

      (b) Reliance Permitted. The Committee may act in reliance on management, the Company's independent public accountants, internal auditors, and advisors and experts, as it deems necessary or appropriate to enable it to carry out its duties.

      (c) Investigations. The Committee has the power, in its discretion, to conduct any investigation it deems necessary or appropriate to enable it to carry out its duties.

      (d) Required Participation of Employees. The Committee shall have unrestricted access to the Company's employees, independent public accountants, internal auditors, and internal and outside counsel, and may require any employee of the Company or representative of the Company's outside counsel or independent public accountants to attend a meeting of the Committee or to meet with any members of the Committee or representative of the Committee's counsel, advisors or experts.

                                                                      APPENDIX C

                               THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                               PHARMOS CORPORATION

                 AMENDED AND RESTATED CHARTER, FEBRUARY 11, 2004

I.    PURPOSE

      The Audit Committee (the "Committee") is established by the Board of Directors (the "Board") of Pharmos Corporation (the "Company") for the primary purpose of assisting the Board in overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The Committee shall also review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers (the "NASD") applicable to Nasdaq-listed issuers.

      Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee should also provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditing function, if any, and the Board.

      The Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

      The Company shall provide appropriate funding, as determined by the Committee, for compensation to the independent auditor and to any advisers that the Committee chooses to engage and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

      The Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this Charter.

II.   COMPOSITION AND MEETINGS

      The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent director (as defined by all applicable rules and regulations of the SEC and the NASD then in effect), shall not own or control, directly or indirectly, 20% or more of the Company's voting securities, or such lower measurement as may be established by the SEC in rulemaking under Section 301 of the Sarbanes-Oxley Act of 2002, and shall be free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand fundamental financial statements, and at least one member of the Committee shall be a "financial expert" in compliance with the criteria established by the SEC and other relevant regulations. The existence of such member(s) shall be disclosed in periodic filings as required by the SEC. Members of the Committee may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

      Members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, members of the Committee may designate a Chair by majority vote of the full Committee membership.

      The Committee shall meet at least four times annually, in person or by telephone conference call, or more frequently as circumstances dictate. To the extent practical and appropriate, each regularly scheduled meeting should conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect. As part of its job to foster open communication, the Committee should, to the extent practical and appropriate, meet periodically with management, the director of the internal auditing function, if any, and the independent auditor in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

III.  RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports/Accounting Information Review

1. Review this Charter periodically, and no less frequently than annually, and recommend to the Board any necessary amendments as conditions dictate.

2. Review and discuss with management the Company's annual financial statements, including the Management's Discussion and Analysis proposed to be included in the Company's Annual Report on Form 10-K, quarterly financial statements, and all internal controls reports (or summaries thereof), if any. To the extent practical and appropriate, review other relevant reports or financial information submitted by the Company to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) and relevant reports rendered by the independent auditor (or summaries thereof).

3. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K. Review with financial management and the independent auditor each Quarterly Report on Form 10-Q prior to its filing.

4. Have one or more members of the Committee, in particular if reasonably available the Chairman of the Committee, review, before release, the unaudited operating results in the Company's quarterly earnings release and/or discuss the contents of the Company's quarterly earnings release with management.

5. Have one or more members of the Committee, in particular if reasonably available the Chairman of the Committee, review, before release, any non-GAAP or "pro forma" financial information, guidance or revised guidance to be included in a press release of the Company.

6. To the extent practical and appropriate, review the regular internal reports (or summaries thereof) to management prepared by the internal auditing department, if any, and management's response.

Independent Auditor

7. Appoint (subject to shareholder ratification, if applicable), compensate, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor shall report directly to the Committee and the Committee shall oversee the resolution of disagreements between management and the independent auditor in the event that they arise. The Board and Committee are in place to represent the Company's stockholders. Accordingly, the independent auditor is ultimately accountable to the Board and Committee as representatives of the Company's stockholders. Consider whether the auditor's performance of permissible nonaudit services is compatible with the auditor's independence.

8. Review with the independent auditor when appropriate any problems or difficulties and management's response; review the independent auditor's attestation and report on management's internal control report; obtain from the independent auditor assurance that it has complied with Section 10A of the Securities Exchange Act of 1934; and hold discussions with the independent auditor, at least prior to the filing of the independent auditor's audit report with the SEC pursuant to federal securities laws, regarding the following:

            o     all critical accounting policies and practices to be used;

            o all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

            o other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences;

            o an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements, and the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented;

            o any significant changes required in the independent auditor's audit plan;

            o other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards; and

            o any other relevant reports, including regular internal financial reports prepared by management of the Company and any internal auditing department, or other financial information.

9. Review the independence of the independent auditor, including a review of management consulting services, and related fees, provided by the independent auditor. The Committee shall require that the independent auditor at least annually provide a formal written statement delineating all relationships between the independent auditor and the Company consistent with the rules of the NASD applicable to Nasdaq-listed issuers and request information from the independent auditor and management to determine the presence or absence of a conflict of interest. The Committee shall actively engage the independent auditor in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor.

10. Review and preapprove all audit, review or attest engagements of, and nonaudit services to be provided by, the independent auditor (other than with respect to the de minimis exception permitted by the Sarbanes-Oxley Act of 2002 and the SEC rules promulgated thereunder). Establish and maintain preapproval policies and procedures relating to the engagement of the independent auditor to render services, provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of the Committee's responsibilities under the Securities Exchange Act of 1934 to management. The preapproval duty may be delegated to one or more designated members of the Committee with any such preapproval reported to the Committee at its next regularly scheduled meeting. Any such designated member(s) of the Committee shall also have the authority to approve nonaudit services, already commenced by the independent auditor, if (i) the aggregate amount of all such services provided constitutes no more than five percent (5%) of the total amount of revenues paid by the Company to the independent auditor during the fiscal year in which the services are provided, (ii) such services were not recognized by the Company at the time of the engagement to be nonaudit services and (iii) such services are promptly brought to the attention of the Committee and approved by such designated member(s) prior to the completion of the audit. Approval of nonaudit services and preapproval policies and procedures shall be disclosed in the Company's Annual Report on Form 10-K and annual proxy statement.

Financial Reporting Processes and Accounting Policies

11. In consultation with the independent auditor and the internal auditors, if any, review the integrity of the organization's financial reporting processes (both internal and external), and the internal control structure (including disclosure controls).

12. Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

13. To the extent not otherwise approved by another committee or comparable body of the Board, review and approve all related party transactions (consistent with the rules of the NASD applicable to Nasdaq-listed issuers).

14. Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting, or auditing matters.

15. Establish and maintain procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

Internal Audit

16. Determine the scope, responsibilities and reporting requirements of an internal auditing department and on the appointment, replacement, reassignment or dismissal of an internal auditing department manager or director.

Other Responsibilities

17. Review with the independent auditor, the internal auditing department, if any, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

18. Prepare the report that the SEC requires be included in the Company's annual proxy statement.

19. To the extent appropriate or necessary, review the rationale for employing audit firms other than the principal independent auditor and, where an additional audit firm has been employed, review the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

20. Establish, review and update periodically a code of ethics and ensure that management has established a system to enforce this code. Ensure that the code is in compliance with all applicable rules and regulations. Review management's monitoring of the Company's compliance with the organization's code of ethics.

21. Perform any other activities consistent with this Charter, the Company's Amended and Restated Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

IV.   QUALIFICATION

      While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Company complies with all laws and regulations.

      It is recognized that in fulfilling their responsibilities hereunder, members of the Committee are not full-time employees of the Company, it is not the duty or responsibility of the Committee or its members to conduct field work or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and without the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and
(iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

                                                                      APPENDIX D

        Amendment to Article FOURTH of Restated Articles of Incorporation

      The first paragraph of Article FOURTH shall be replaced by the following paragraph:

            "The total number of shares of stock which the corporation shall have authority to issue is one hundred fifty-one million two hundred fifty thousand (151,250,000), of which stock one hundred fifty million (150,000,000) shares of the par value of three cents ($0.03) each, amounting in the aggregate to Four Million Five Hundred Thousand Dollars ($4,500,000), shall be Common Stock, and of which one million two hundred fifty thousand (1,250,000) shares of the par value of three cents ($0.03) each, amounting in the aggregate to Thirty-Seven Thousand Five Hundred Dollars ($37,500), shall be Preferred Stock."

                                                                      APPENDIX E

           PHARMOS CORPORATION AMENDED AND RESTATED 2000 STOCK OPTION
                                      PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

      The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, through the granting of Options to purchase Shares of the Company's Stock, restricted Stock Awards and Stock Units. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

      Capitalized terms are defined in Section 12.

SECTION 2. ADMINISTRATION.

      (a) Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

      (b) Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Awardees and Optionees and all persons deriving their rights from an Awardee or Optionee.

SECTION 3. ELIGIBILITY.

      Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options, Awards or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs. As for Employees and Directors who are residents of the State of Israel, only Employees and Directors exclusive of "Nosei Misra," as such term is defined in Israeli Tax Ordinance (New Version), 1961, shall be eligible for the grant of Options in accordance with the trust arrangements set forth in Section 5(f) of the Plan.

SECTION 4. STOCK SUBJECT TO PLAN.

      (a) Basic Limitation. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The aggregate number of Shares that may be issued under the Plan (either directly or upon exercise of Options or other rights to acquire Shares) shall not exceed 6,000,000 Shares, subject to adjustment pursuant to Section 8. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

      (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed 6,000,000 Shares (subject to adjustment pursuant to Section 8).

SECTION 5. TERMS AND CONDITIONS OF OPTIONS.

      (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

      (b) Number of Shares Each Stock Option Agreement shall specify the number of Shares that are subject to the Option. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

      (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion, subject to the following limitations: (i) the Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant (110% for an ISO granted to a Greater Than Ten-Percent Stockholder) and (ii) in no event may the Exercise Price of any Option be less than the par value of a Share.

      (d) Special Rule for Incentive Options. For those Options not covered by the trust arrangements provided in Section 5(f) and consistent with Section 422 of the Code and any regulations, notices or other official pronouncements of general applicability, to the extent the aggregate Fair Market Value (as of the time the Option is granted) of the Shares of Stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under all plans of his employer corporation and its Parent and Subsidiary corporations) exceeds $100,000, such Options shall not be treated as ISO's. Nothing in this special rule shall be construed as limiting the exercisability of any Option, unless the Stock Option Agreement expressly provides for such a limitation.

      (e) Withholding Taxes. For those Options not covered by the trust provisions of Section 5(f), as a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations ("Taxes") that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

      (f) The Trust. Each Stock Option Agreement for residents of the State of Israel ("Israeli Options") shall specify that all Options granted under the Plan shall be granted by the Company to the Optionee and shall be held in Trust by a trustee designated by the Company (the "Trustee"). The Trustee shall hold such Options and the Stock issued upon exercise of such Options, together with all rights conferred by the Stock (including all dividends or distributions of cash, other shares of the Company's capital stock or other property including "bonus" shares as defined under applicable laws of the State of Israel), in trust (the "Trust") for the benefit of the Optionee in respect of whom such Options was granted. All certificates representing shares of Stock issued to the Trustee under the Plan shall be deposited with the Trustee and shall be held by the Trustee until such time that such shares of Stock are released from the Trust.

      (g) Withholding Taxes for Israeli Options. The Trustee shall withhold all Taxes arising from the sale of the shares of Stock or make sure that all Taxes arising from the transfer of the shares of Stock from the Trustee to the Optionee were paid by the Optionee prior to such transfer.

      (h) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of any Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

      (i) Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant (five years, in the case of an ISO granted to a Greater Than Ten-Percent Stockholder). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire. A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of Optionee's Service or death or any other circumstances.

      (j) Nontransferability. No Option may be transferred other than by will or by the laws of descent and distribution, and during the lifetime of the Optionee may be exercised only by the Optionee or by the Optionee's guardian or legal representative; provided, however, that an Option that is not an ISO may be otherwise transferred to the extent, if any, permitted by the Board of Directors; and provided further, that in the case of Israeli Options, during the lifetime of the Optionee, the Israeli Options may be exercised only by the Trustee upon receipt of written instructions from the Optionee or by the Optionee's guardian or legal representative.

      (k) No Rights as a Stockholder. Neither an Optionee nor in the case of an Israeli Option, the Trustee, or in either case a transferee of an Optionee, shall have any rights as a stockholder with respect to any Shares covered by the Optionee's Option until such Shares are issued pursuant to the terms of such Option.

      (l) Modification and Extension of Options. Within the limitations of the Plan, the Board of Directors may modify or extend Options. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

      (m) Substitution of Options. The Board of Directors may grant Options under the Plan in substitution for options held by employees of another corporation who concurrently become employees of the Company or a Parent or Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Parent or Subsidiary, or as the result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Board of Director considers appropriate in the circumstances.

      (n) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 6. PAYMENT FOR SHARES.

      (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable, at the time when such Option is exercised, in cash or cash equivalents payable to the order of the Company, except as otherwise provided in this Section 6.

      (b) Surrender of Stock. For Options that are not Israeli Options, unless a Stock Option Agreement otherwise provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

      (c) Promissory Note. Unless a Stock Option Agreement otherwise provides, all or a portion of the Exercise Price of Shares issued under the Plan may be paid with a full-recourse promissory note (provided that the Optionee is an Employee of the Company). The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

      (d) Exercise/Sale. Unless a Stock Option Agreement otherwise provides (or if otherwise approved by the Board of Directors), and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

      (e) Exercise/Pledge. Unless a Stock Option Agreement otherwise provides (or if otherwise approved by the Board of Directors), and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction of the Optionee, or in the case of an Israeli Option, of the Trustee, to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 7. RESTRICTED STOCK AND STOCK UNITS.

      (a) Grants. Subject to the other applicable provisions of the Plan, the Board of Directors may grant Restricted Stock Awards or Stock Units to Awardees in such amounts and for such consideration, including no consideration or such minimum consideration as may be required by law, as it determines. Such Awards shall be made pursuant to a Grant Agreement, and shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in the Grant Agreement. The provisions of the various Grant Agreements entered into under the Plan need not be identical.

      (b) Terms and Conditions. A Restricted Stock Award entitles the recipient to acquire shares of Stock and a Stock Unit Award entitles the recipient to be paid the Fair Market Value of the Stock on the exercise date. Stock Units may be settled in Stock, cash or a combination thereof, as determined by the Board of Directors. Restricted Stock Awards and Stock Unit Awards are subject to vesting periods and other restrictions and conditions as the Board of Directors may include in the Grant Agreement.

      (c) Restricted Stock Awards.

            (i) The Grant Agreement for each Restricted Stock Award shall specify the applicable restrictions on such shares of Stock, the duration of such restrictions, and the times at which such restrictions shall lapse with respect to all or a specified number of shares of Stock that are part of the Award. Notwithstanding the foregoing, the Board of Directors may reduce or shorten the duration of any restriction applicable to any shares of Stock awarded to any Awardee under the Plan.

            (ii) Share certificates with respect to restricted shares of Stock may be issued at the time of grant of the Restricted Stock Award, subject to forfeiture if the restrictions do not lapse, or upon lapse of the restrictions. If share certificates are issued at the time of grant of the Restricted Stock Award, the certificates shall bear an appropriate legend with respect to the restrictions applicable to such Restricted Stock Award or, alternatively, the Awardee may be required to deposit the certificates with the Company during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer.

            (iii) The extent of the Awardee's rights as a shareholder with respect to the Restricted Stock shall be specified in the Grant Agreement.

      (d) Stock Units.

            (i) The grant of Stock Units shall be evidenced by a Grant Agreement that states the number of Stock Units evidenced thereby and the terms and conditions of such Stock Units.

            (ii) Stock Units may be exercised in the manner described in the Grant Agreement.

            (iii) The extent of the Awardee's rights as a shareholder with respect to the Stock Units shall be specified in the Grant Agreement.

      (e) Transferability. Unvested Restricted Stock Awards or Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Grant Agreement.

SECTION 8. ACQUISITION EVENTS AND OTHER ADJUSTMENT OF SHARES.

      (a) Acquisition Events. In the event of a consolidation or merger in which the Company is not the surviving corporation or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or other transfer of substantially all of the Company's assets (all the foregoing being referred to as "Acquisition Events"), outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionee's consent, may provide for any of the following:

            (i) The continuation of such outstanding Options by the Company (if the Company is not the surviving corporation);

            (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

            (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

            (iv) The cancellation of such outstanding Options without payment of any consideration.

      The provisions of Section 7(b) below shall not apply to any Option that is terminated pursuant to this Section 7(a).

      (b) Other Events. In the event that the outstanding Shares of Stock are changed into or exchanged for a different number or kind of shares or other securities or property (including cash) of the Company or of another corporation by reason of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, reorganization, merger, sale or other transfer of substantially all the Company's assets to another corporation, consolidation, or other transaction described in Section 424(a) of the Code, the Board of Directors shall make appropriate adjustments (in such manner as it deems equitable in its sole discretion) in (i) the number and kind of shares of Stock, other securities or property for the purchase of which Options and Awards may be granted under the Plan, (ii) the number and kind of shares of Stock, other securities or property as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, (iii) the Exercise Price and other terms of outstanding Options and (iv) any other relevant provisions of the Plan. Any adjustment of the Plan or in outstanding Options shall be effective on the effective date of the event giving rise to such adjustment. The Board of Directors may also adjust the number of Shares subject to outstanding Options, the Exercise Price of outstanding Options and the terms of outstanding Options to take into consideration any other event (including, without limitation, accounting changes) if the Board of Directors determines that such adjustment is appropriate to avoid distortion in the operation of the Plan. All determinations and adjustments made by the Board of Directors pursuant to this Section 8(b) shall be binding on all persons.

      (c) Reservation of Rights. The grant of an Option or an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

      (d) Sale or Merger. "Sale" means: (i) sale (other than a sale by the Company) of securities entitled to more than 75% of the voting power of the Company in a single transaction or a related series of transactions; or (ii) sale of substantially all of the assets of the Company; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company, as a result of which the persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not own securities immediately after the reorganization, merger or consolidation entitled to more than 50% of the voting power of the reorganized, merged or consolidated company. Notwithstanding the other provisions of this Section 8, immediately prior to a Sale, each Optionee may exercise his or her Option as to all Shares then subject to the Option, regardless of any vesting conditions otherwise expressed in the Option. Voting power, as used in this Section 8(d), shall refer to those securities entitled to vote generally in the election of directors, and securities of the Company not entitled to vote but which are convertible into, or exercisable for, securities of the Company entitled to vote generally in the election of directors shall be counted as if converted or exercised, and each unit of voting securities shall be counted in proportion to the number of votes such unit is entitled to cast.

SECTION 9. SECURITIES LAW REQUIREMENTS.

      The Company and, in the case of Israeli Options, the Trustee, shall not be obligated to deliver any Shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange or other stock market, until the Shares to be delivered have been listed or authorized to be listed on such exchange or other stock market upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such Shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

SECTION 10. NO RETENTION RIGHTS.

      Nothing in the Plan or in any right, Award or Option granted under the Plan shall confer upon the Awardee or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Awardee or Optionee) or of the Awardee or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11. DURATION AND AMENDMENTS.

      (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Awards or Options that have already occurred shall be rescinded, and no additional grants shall be made thereafter under the Plan. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Section 10(b).

      (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan that increases the number of Shares available for issuance under the Plan (except as provided in Section 8), or that otherwise materially changes the class of persons who are eligible for the grant of ISOs, will be subject to the approval of the stockholders of the Company. Stockholder approval shall not be required for any other amendment of the Plan.

      (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except pursuant to an Award or Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Award or Option previously granted under the Plan.

SECTION 12. DEFINITIONS.

      (a) "Award" shall mean a Restricted Stock Award or Stock Unit Award.

      (b) "Awardee" shall mean an individual to whom an Award has been granted.

      (c) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

      (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (e) "Committee" shall mean a committee of the Board of Directors, as described in Section 2(a).

      (f) "Company" shall mean Pharmos Corporation, a Nevada corporation.

      (g) "Consultant" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

      (h) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

      (i) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

      (j) "Fair Market Value" shall be determined by the Committee or the Board of Directors in its discretion; provided, that if the Stock is listed on a stock exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Award or Option as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by the exchange, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Stock was reported); or if not listed on an exchange but traded on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"), the Fair Market Value per Share shall be the closing price per share of the Stock for the date of grant, as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by NASDAQ, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported); or, if the Stock is otherwise publicly traded, the mean of the closing bid price and asked price for the last known sale.

      (k) "Grant Agreement" shall mean the agreement between the Company and an Awardee which contains the terms, conditions and restrictions pertaining to the Awardee's Award.

      (l) "Greater Than Ten-Percent Stockholder" as of any time shall mean any Employee who at such time owns directly, or is deemed to own by reason of the attribution rules set forth in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

      (m) "ISO" shall mean an employee incentive stock option described in
Section 422(b) of the Code.

      (n) "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

      (o) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

      (p) "Optionee" shall mean an individual who holds an Option.

      (q) "Outside Director" shall mean a member of the Board of Directors who is not an Employee.

      (r) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

      (s) "Plan" shall mean this Pharmos Corporation 2000 Stock Option Plan.

      (t) "Restricted Stock Award" shall mean an award of shares of restricted Stock pursuant to the Plan.

      (u) "Service" shall mean service as an Employee, Outside Director or Consultant.

      (v) "Share" shall mean one share of Stock, as adjusted in accordance with
Section 8 (if applicable).

      (w) "Stock" shall mean the Common Stock of the Company, with a par value of $0.03 per Share.

      (x) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

      (y) "Stock Unit" shall mean a credit to a bookkeeping reserve account solely for accounting purposes, where the amount of the credit shall equal the Fair Market Value of a share of Stock on the date of the Award (unless the Board of Directors provides otherwise in the Grant Agreement) and which shall be subsequently increased or decreased to reflect the Fair Market Value of a share of Stock. Stock Units do not require segregation of any of the Company's assets.

      (z) "Stock Unit Award" shall mean an award of Stock Units pursuant to the Plan.

      (aa) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

      (bb) "Trustee" shall mean an individual selected by the Company from time to time.

SECTION 13. EXECUTION.

      To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                         PHARMOS CORPORATION


                                         /S/ GAD RIESENFELD
                                         ---------------------------------------

                                         Gad Riesenfeld
                                         President and Chief Operating Officer

                               PHARMOS CORPORATION
                        99 Wood Avenue South - Suite 311
                            Iselin, New Jersey 08830
                                 (732) 452-9556

                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
                 Annual Meeting of Stockholders - June 30, 2004

      The undersigned, as stockholder of Pharmos Corporation (the "Company") hereby appoints Haim Aviv and Gad Riesenfeld and each of them, with full power of substitution, the true and lawful proxies and attorneys in fact of the undersigned, to vote, as designated on the reverse side of this proxy card, the number of shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present, at the Annual Meeting of Stockholders of the Company to be held on June 30, 2004 at 10:00 AM , at the Sheraton at Woodbridge Place, 515 Route One South, Iselin, New Jersey 08830, and any adjournments thereof on the following matters as set forth in the Proxy Statement and Notice dated May 26, 2004.

                         (To be Signed on Reverse Side)

|X| Please mark your votes as in this example.

1. Election of Directors of the Company

            FOR both               WITHHOLD               NOMINEES:
            nominees listed        AUTHORITY to
            at right (except       vote for both
            as marked to the       nominees listed at
            contrary)              right
                   [__]                    [__]           David Schlachet

                                                          Georges Anthony Marcel

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, PRINT that nominee's name on the line below)


----------------------------------------

2. Amendment of Restated Articles of                   FOR    AGAINST    ABSTAIN
Incorporation to increase number of                    [_]    [_]        [_]
authorized shares to 150,000,000 (Item
No. 2 in the Proxy Statement).

3. Amendment of 2000 Stock Option                      FOR    AGAINST    ABSTAIN
Plan (Item No. 3 in the Proxy                          [_]    [_]        [_]
Statement).

4. Ratification of selection of                        FOR    AGAINST    ABSTAIN
independent auditors (Item No. 4                       [_]    [_]        [_]
in the Proxy Statement).

5. In the discretion of such proxies upon all other matters which may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election of the nominees to the board of directors identified above, for all other proposals listed above and, in the discretion of the proxies named, on such other matters as may properly come before the Annual Meeting.

This proxy is revocable at any time, and the undersigned reserves the right to attend the Annual Meeting and vote in person. The undersigned hereby revokes any proxy heretofore given in respect of the shares of the Company.

THE BOARD OF DIRECTORS URGES THAT YOU FILL IN, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

CORRECT ADDRESS IF NECESSARY


Signature(s)__________________________________

Date__________________

Note: Please sign exactly as name(s) appear on your Stock Certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party must sign. If a corporation, please sign in full corporate name by the president or other authorized officer.